SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 25, 2008

                           EFT BIOTECH HOLDINGS, INC.
                  ---------------- ---------------------------
                (Name of registrant as specified in its charter)

         Nevada                       0-27715                 20-1211204
------------------------       ---------------------      -------------------
(State of incorporation)       (Commission File No.)        (IRS Employer
                                                          Identification No.)

                         17800 Castleton St., Suite 300
                           City of Industry, CA 91748
                 ----------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (626) 581-3335

                                       N/A
               -------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

      On October 25, 2008, EFT BioTech Holdings, Inc. (the "Company"), through a wholly owned subsidiary, acquired 48.81% of the capital stock of Excalibur International Marine Corporation, a Taiwan corporation, for $19,193,000. The remaining 51.19% equity interest is held by Taiwan residents.

      Excalibur owns and operates a high speed ship which transports passengers and cargo between Taiwan and mainland China through the Taiwan Strait.

      Excalibur's ship, the OceanLaLa, can carry up to 370 passengers and 630 tons of cargo.

      The OceanLaLa made its first voyage on October 29, 2008, was taken out of service between mid-March, 2010 and early May, 2010 for repairs, and resumed sailings on May 13, 2010. The OceanLaLa operates on a charter schedule and currenly makes six trips each week to Penhu. Excalibur is scheduling additional services from Taichung to Xiaman at least four additional trips a week.



Item 9.01   Financial Statements and Exhibits

    (a) Financial Statements of Excalibur International Marine Corporation for years ended December 31, 2009 and 2008

    (b)   Pro Forma Financial Statements

    (c)   Not applicable

    (d)   Exhibits

          10.1 Agreement relating to the acquisition of the capital stock of Excalibur International Marine Corporation (incorporated by reference to Exhibit 10.15 filed with Amendment No. 9 to the Company's registration statement on Form 10).

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2009 AND 2008

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                         Page(s)
                                                                         -------

Financial Statements

   Balance Sheets                                                           F-1

   Statements of Operations and Other Comprehensive Income (Loss)           F-2

   Statements of Changes in Stockholders' Equity                            F-3

   Statements of Cash Flows                                                 F-4

Notes to Financial Statements                                               F-5

             Report of Independent Registered Public Accounting Firm

To the Board of Directors
Excalibur International Marine Corporation

We have audited the balance sheets of Excalibur International Marine Corporation (the Company) as of December 31, 2009 and 2008, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excalibur International Marine Corporation as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009 and 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has incurred losses from operations, has liquidity problems, and requires additional funds for its operational activities. These factors raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Child, Van Wagoner & Bradshaw, PLLC

/s/  Child, Van Wagoner & Bradshaw PLLC

Salt Lake City, Utah
June 4, 2010

                   Excalibur International Marine Corporation
                                 Balance Sheets

                                                 December 31,      December 31,
                                                     2009              2008
                                                 ------------      ------------

                    ASSETS
Current assets
   Cash and cash equivalents                     $    21,684       $   409,971
   Accounts receivable, net                              207                 -
   Advances to suppliers                                   -            34,035
   Prepaid expenses                                   39,283            28,784
   Other receivable                                   46,001         1,279,107
                                                 ------------      ------------
     Total current assets                            107,175         1,751,897

   Restricted cash                                   193,992                 -
   Property and equipment, net                    14,094,129        21,785,542
                                                 ------------      ------------
     Total assets                                $14,395,296       $23,537,439
                                                 ============      ============
     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable                              $ 1,257,236       $   551,703
   Other liabilities                                   6,509           319,161
   Short-term loans, related party                 6,085,041         4,068,507
   Due to related parties                             43,427            42,658
                                                 ------------      ------------
     Total current liabilities                     7,392,213         4,982,029

   Contingent liabilities                          2,904,957         2,830,033
   Note payable                                       21,213            41,547
                                                 ------------      ------------
     Total liabilities                            10,318,383         7,853,609

Stockholders' equity
   Capital stock, NTD 10 par value,
    120,000,000 authorized, 120,000,000
    shares issued and outstanding at
    December 31, 2009 and 2008                    36,722,702        36,722,702
   Accumulated deficit                           (32,664,080)      (21,072,225)
   Accumulated other comprehensive income             18,291            33,353
                                                 ------------      ------------
     Total stockholders' equity                    4,076,913        15,683,830
                                                 ------------      ------------
     Total liabilities and stockholders'
       equity                                    $14,395,296       $23,537,439
                                                 ============      ============


   The accompanying notes are an integral part of these financial statements.

                   Excalibur International Marine Corporation
         Statements of Operations and Other Comprehensive Income (Loss)


                                                    Year Ended December 31,
                                                -------------------------------
                                                     2009             2008
                                                --------------   --------------

Transportation income, net                      $     286,377    $      11,267

Cost of provision of transportation                 3,109,613        1,174,923
                                                --------------   --------------
Gross profit                                       (2,823,236)      (1,163,656)

Operating expenses:
   Selling, general and administrative expenses     2,137,754          891,046
   Impairment loss                                  6,048,414                -
                                                --------------   --------------
Total operating expenses                            8,186,168          891,046

Net operating loss                                (11,009,404)      (2,054,702)

Other income (expense)
   Interest income                                        432           17,688
   Interest expense                                  (702,447)        (286,649)
   Foreign exchange gain (loss)                       111,929       (3,411,646)
   Other income (expense), net                          7,635           (5,241)
                                                --------------   --------------
Total other income                                   (582,451)      (3,685,848)
                                                --------------   --------------
Net loss before income taxes                      (11,591,855)      (5,740,550)

Income taxes                                                -                -
                                                --------------   --------------
Net loss                                        $ (11,591,855)   $  (5,740,550)
                                                ==============   ==============

Foreign currency translation adjustment               (15,062)         203,462
                                                --------------   --------------
Comprehensive loss                              $ (11,606,917)   $  (5,537,088)
                                                ==============   ==============

Net loss per common share
   Basic and diluted                            $       (0.10)   $       (0.09)
                                                ==============   ==============

Weighted average common shares outstanding
   Basic and diluted                              120,000,000       65,141,331
                                                ==============   ==============





   The accompanying notes are an integral part of these financial statements.

                   Excalibur International Marine Corporation
                  Statements Of Changes In Stockholders' Equity


                                                                                  Accumulated
                                         Capital Stock                               Other           Total
                                    ----------------------------   (Accumulated   Comprehensive   Stockholders'
                                       Shares          Amount         Deficit)    Income (Loss)      Equity
                                    ------------    ------------   -------------  -------------   -------------

BALANCE, JANUARY 1, 2008             56,666,250   $  17,425,046   $ (15,331,675)  $    (170,109)  $   1,923,262

Issuance of capital stock            63,333,750      19,297,656               -               -      19,297,656

Net loss                                      -               -      (5,740,550)              -      (5,740,550)

Foreign currency translation
 adjustment                                   -               -               -         203,462         203,462
                                  --------------  --------------  --------------  --------------  --------------
BALANCE, DECEMBER 31, 2008          120,000,000   $  36,722,702   $ (21,072,225)  $      33,353   $  15,683,830
                                  ==============  ==============  ==============  ==============  ==============

Net loss                                      -               -     (11,591,855)              -     (11,591,855)

Foreign currency translation
 adjustment                                   -               -               -         (15,062)        (15,062)
                                  --------------  --------------  --------------  --------------  --------------

BALANCE, DECEMBER 31, 2009          120,000,000   $  36,722,702   $ (32,664,080)  $      18,291   $   4,076,913
                                  ==============  ==============  ==============  ==============  ==============





   The accompanying notes are an integral part of these financial statements.

                   Excalibur International Marine Corporation
                            Statements of Cash Flows

                                                     Year Ended December 31,
                                                 ------------------------------
                                                      2009            2008
                                                 --------------  --------------
Cash flows from operating activities:
  Net loss                                       $ (11,591,855)  $  (5,740,550)
  Adjustments to reconcile net loss to
   net cash provided by (used in) operating
   activities:
    Depreciation and amortization                    2,173,650         940,327
    Provision for doubtful accounts                         98            (199)
    Impairment on equipment                          6,048,414               -
    Changes in operating assets and liabilities:
     Accounts receivable                                  (257)              -
     Advances to suppliers                              33,781         (35,398)
     Prepaid expenses and other receivable           1,214,926      (1,259,397)
     Accounts payable                                  678,155         372,726
     Other liabilities                                (310,430)        324,245
     Contingent liabilities                             23,286       2,943,352
                                                 --------------  --------------
Net cash (used in) operating activities             (1,730,232)     (2,454,894)

Cash flows from investing activities:
  Purchase of property and equipment                  (340,319)    (23,581,351)
                                                 --------------  --------------
Net cash (used in) investing activities               (340,319)    (23,581,351)

Cash flows from financing activities:
  Restricted cash                                     (193,992)              -
  Proceeds from short term loans, related party      1,894,472       4,231,415
  Repayment to related party                                 -          (9,507)
  Repayment for note payable                           (20,555)        (20,169)
  Proceeds from issuance of stock                            -      20,070,361
                                                 --------------  --------------
Net cash provided by financing activities            1,679,925      24,272,100

Effect of exchange rate changes on cash                  2,339          48,528
                                                 --------------  --------------
Net decrease in cash                                  (388,287)     (1,715,617)

Cash, beginning of period                              409,971       2,125,588
                                                 --------------  --------------
Cash, end of period                              $      21,684   $     409,971
                                                 ==============  ==============

Supplemental disclosures of cash flow
 information:
  Interest paid in cash                          $     702,447   $      22,260
  Income taxes paid in cash                      $           -   $           -

   The accompanying notes are an integral part of these financial statements.

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Note 1 - ORGANIZATION AND OPERATIONS

Excalibur International Marine Corporation ("Excalibur") was incorporated in 2005 and commenced operations in June 2006. Excalibur owns and operates a ship which transports passengers and cargo between Taiwan and mainland China through the Taiwan Strait.

On October 25, 2008, EFT Investment Co. Ltd ("EFT Investment") acquired 48.81% of Excalibur's capital stock. Due to the substantial financial support EFT Investment has provided Excalibur to fund its operations, EFT Investment is deemed to have controlling interest in Excalibur as defined by ASC Topic 810, Consolidation, which requires EFT Investment to consolidate the financial statements of Excalibur as its variable interest entity ("VIE").

Excalibur, since it owns a ship which operates in the Taiwan Strait, is subject to an agreement between Taiwan and China which provides that Taiwan citizens must own at least 67% of the capital stock of Excalibur. Accordingly, EFT Investment may be required to reduce its holdings in Excalibur by 15.8%.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States (U.S.).

Foreign Currency

Excalibur uses New Taiwan dollars ("NTD") as its functional currency. The financial statements of Excalibur are translated into U.S. dollars in accordance with Accounting Standards Codification ("ASC") 830, Foreign Currency Matters. Pursuant to ASC 830, all assets and liabilities were translated at the current exchange rate, stockholders equity is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported as a component of other comprehensive income in accordance with ASC 220, Comprehensive Income. Foreign exchange transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of Excalibur's financial statements in conformity with US GAAP requires management of Excalibur to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to Excalibur but which will only be resolved when one or more future events occur or fail to occur. Excalibur's management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against Excalibur or unasserted claims that may result in such proceedings, Excalibur's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in Excalibur's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

For purposes of the statement of cash flows, Excalibur considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

An allowance for doubtful accounts is provided on the basis of a review of the collectability of accounts receivable. Excalibur assesses the probability of collections of accounts receivable by examining the aging analysis of the outstanding receivables and assessing the value of the collateral provided by customers. Allowance for doubtful accounts was immaterial as at December 31, 2009 and 2008.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful lives of the respective assets. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives as follows:

Leasehold improvements                                        5 years
Transportation equipment                                      10 years
Machinery and equipment                                       8 years
Office equipment                                              3-5 years

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Long-Lived Assets

Effective January 1, 2008, Excalibur adopted ASC Topic 360, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. Excalibur periodically evaluates the carrying value of long-lived assets to be held and used in accordance with ASC Topic 360. ASC Topic 360 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the asset's carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, Excalibur, as of December 31, 2009 recorded impairment loss on transportation equipment of $6,048,414 ($-0- in 2008).

Fair Value of Financial Instruments

Excalibur's financial instruments consist of cash, accounts receivable, accounts payable and other liabilities. The fair value of these financial instruments approximate their carrying amounts reported in the balance sheets due to the short-term maturity of these instruments.

Revenue Recognition

Transportation income is generated from transporting passengers and cargo and is recognized at the time when passengers and cargo are conveyed to the destination port. Payments received before all the relevant criteria for revenue recognition are satisfied are recorded as deferred revenue.


Cost of Provision of Transportation

Cost of provision of transportation consists of mainly fuel cost and depreciation on transportation equipment.

Income Taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net of operating loss carry forwards and credits, by applying enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is not more likely than not that some portion or all of the deferred tax assets will be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Comprehensive Income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. For Excalibur, comprehensive income for the periods presented includes net income and foreign currency translation adjustments.

Recent accounting pronouncements

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167.

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification Statement 166.

In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements. This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances than under existing US GAAP. This amendment has eliminated that residual method of allocation. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This update provides amendments to Topic 820 for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). It is effective for interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued.

Excalibur does not expect the adoption of the recent accounting pronouncements described above will have a material effect on its financial position, results of operations or cash flows.

Note 3 - RESTRICTED CASH

On August 20, 2009, Taiwan Taibei district court froze Excalibur's cash of $193,992 as a result of a lawsuit filed by Marinteknik Shipbuilder(s) PTE LTD. (a Singapore company) against Excalibur in the Taiwan Taichung District Court which claims for service fee and out-of-pocket expense of NTD 8,050,832.

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Note 4 - OTHER RECEIVABLE

Other receivables include business tax refund and credit of $46,001 and $1,279,107 at December 31, 2009 and 2008, respectively.

Note 5 - PROPERTY AND EQUIPMENT

Property and equipment consist of:

                                                  December 31,     December 31,
                                                      2009             2008
                                                  --------------  --------------

Transportation equipment                          $  17,065,379   $  22,628,746

Office equipment                                         77,120          61,718

Machinery and equipment                                   7,998               -

Leasehold Improvements                                   99,398           4,922
                                                  --------------  --------------
                                                     17,249,895      22,695,386
Less: Accumulated depreciation                       (3,155,766)       (909,844)
                                                  --------------  --------------
                                                  $  14,094,129   $  21,785,542
                                                  ==============  ==============

Depreciation expense of $2,144,286 and $931,587 were included in cost of provision of transportation for the years ended December 31, 2009 and 2008, respectively.

Impairment loss on transportation equipment of $6,048,414 was recorded in 2009 as the undiscounted cash flows estimated to be generated by the transportation equipment are less than the carrying amount of the equipment. Accordingly, a loss was recognized based on the amount by which the carrying amount exceeds the present value of expected cash flows.

The impairment loss of $6,048,414 is not the same as the difference between the recorded amount of the transportation equipment at December 31, 2009 and 2008 due to differences in the foreign exchange rates at December 31, 2009 and 2008.

Note 6 - CONTINGENT LIABILITIES

Excalibur purchased the vessel "OceanLaLa" from a BVI company "Ezone Capital Co. Ltd." in 2008. The purchase price was NTD 708,000,000 ($21,961,660). The vessel has been delivered to Excalibur and registered as owned by Excalibur at the end of 2008. The last payment of NTD 92,600,000 ($2,872,387) is still under dispute as Excalibur believes that certain equipment relating to the OceanLaLa was not delivered at the time of sale.

Gu Zong-Nan (former vice general manager of Excalibur) filed a lawsuit against Excalibur in the Taiwan Shihlin District Court claiming unpaid salary. The court found that there was a valid agreement between the parties that provided the salary owed by Excalibur did not need to be paid until Excalibur made a profit from its business operations. Although Excalibur has not been profitable since its inception, a contingent liability of NTD 1,050,000 ($32,570) was recorded.

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Note 7 - CAPITAL STOCK

As of December 31, 2009 and 2008, Excalibur had 120,000,000 shares of capital stock authorized and issued at par value NTD 10 per share ($0.31 at average exchange rate of $1 = NTD 32.6776 throughout the issuance of the shares).

Note 8 - STATUTORY RESERVE

Excalibur is required to make appropriations to certain non-distributable reserve funds. Taiwan Company Law requires that 10% of net income each year, less losses from prior years, if any, be set aside as a statutory reserve until the accumulated reserve equals the total paid-in capital of a company before any net profits can be declared as dividends and/or bonuses. This reserve may be used to offset deficits. When the statutory reserve has reached 50% of a company's paid-in capital, up to 50% thereof may be transferred to paid-in capital. As Excalibur has been incurring losses, no statutory reserve has been allocated as of December 31, 2009 and 2008.

Note 9 - INCOME TAXES

Excalibur is subject to a 20% standard enterprise income tax based on its taxable net profit. Excalibur has incurred net accumulated operating losses for income tax purposes and believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, it has provided full valuation allowance for the deferred tax assets arising from the losses as of December 31, 2009 and 2008.

Note 10 - RELATED PARTY TRANSACTIONS

Amount due to related parties:

                                                    December 31,    December 31,
                                                       2009            2008
                                                  --------------  --------------

Three shareholders                                $      43,427   $     42,658


Short-term loans due to related parties:
                                                    December 31,    December 31,
                                                       2009            2008
                                                  --------------  --------------

EFT Biotech Holdings Inc.                         $   3,632,389   $   3,568,041
EFT Investment Co. Ltd                                2,452,652         500,466
                                                  --------------  --------------
                                                  $   6,085,041   $   4,068,507
                                                  ==============  ==============

During 2008 and 2009, Excalibur borrowed funds on a short-term basis from related parties to finance its operations. The short-term loans are due within six months to nine months and are extendable at the end of term. Interest rates

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

on the short-term loans ranged from 8% to 12.5% per annum and from 3.00% to 3.75% per month at December 31, 2009 and 2008, respectively.

Names and relationship of related parties:

       Names                        Existing relationships with Excalibur

       EFT Biotech Holdings Inc.     Parent company of EFT Investment Co. Ltd
       EFT Investment Co. Ltd        Shareholder company
       Lu TsoChun                    Shareholder
       Steve Hsiao                   Shareholder
       Gu Zong-Nan                   Shareholder


Note 11 - LITIGATION

Excalibur filed a lawsuit against Jiao Ren-Ho (former chairman of Excalibur) in the Taiwan Shihlin District Prosecutors office in February 2010. Excalibur alleges, among other things, that Jiao Ren-Ho committed the offences of capital forging, fraud, breach of trust, and document fabrication.

Excalibur filed a lawsuit against Chang Hui-Ying, Excalibur's former accountant in the Taiwan Shihlin District Prosecutors office in March 2010. The claims of Excalibur against Chang Hui-Ying are based upon the audit of Excalibur's financial statements by Chang Hui-Ying. Excalibur alleges, among other things, that Chang Hui-Ying committed the offences of capital forging, fraud, breach of trust, and document fabrication.

Excalibur filed a lawsuit against Hsiao Zhong-Xing (former general manager of Excalibur) and Lu Zhuo-Jun (former general manager of Excalibur) (collectively "Defendants") in the Taiwan Shihlin District Prosecutors office. Excalibur alleges, among other things, that Defendants committed the offences of capital forging, fraud, breach of trust, and document fabrication.

Gu Zong-Nan (former vice general manager of Excalibur) filed a lawsuit against Excalibur in the Taiwan Shihlin District Court claiming unpaid salary (NTD 1,050,000) and severance payments (260,038 NTD). In April 2010, the Taiwan Shihlin District Court denied the claims as the court found that (i) there was a valid agreement between the parties that provided the salary owed by Excalibur would not be paid until Excalibur makes profit from its operations and (ii) Gu Zong-Nan held a managerial position in Excalibur and as a result is not entitled to any severance payment according to the Labor Standard Law of Taiwan. Excalibur has suffered net losses since inception, however, a contingent liability for the unpaid salary remains.

Marinteknik Shipbuilder(s) PTE LTD. (a Singapore company) filed a lawsuit against Excalibur in the Taiwan Taichung District Court for unpaid service fees and out-of-pocket expenses of NTD8,050,832. On August 20, 2009, the Taiwan Taibei district court froze Excalibur's cash of $193,992 in response to the suit. The final resolution of this case is pending.

                   EXCALIBUR INTERNATIONAL MARINE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

Jiao Ren-Ho (former chairman of Excalibur) filed a lawsuit against Excalibur in the Taiwan Shihlin District Court claiming Excalibur's special meeting of shareholders held on January 12, 2010, and the actions taken at the meeting, including the removal of Mr. Jiao as an officer and the chairman of Excalibur, were unlawful. Monetary damages were not claimed in the suit. The resolution of this case is pending.

Note 12 - GOING CONCERN

Excalibur's financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, Excalibur's source of revenue is insufficient to cover its operating costs which raises substantial doubt about its ability to continue as a going concern. Excalibur intends to fund operations through additional debt and equity financing arrangements. In the event that funding from internal sources or from public or private financing is insufficient to fund the business at current levels, Excalibur will have to substantially reduce its level of spending which could substantially curtail its operations. There can be no assurance that Excalibur will be successful in obtaining funding in order to continue as a going concern.

Note 13 - SUBSEQUENT EVENT

Excalibur has evaluated subsequent events for potential recognition and disclosure through the date the financial statements were issued. Excalibur has not discovered any material subsequent events that it would consider necessary for disclosure.

EFT BIOTECH HOLDINGS, INC. AND
EXCALIBUR INTERNATIONAL MARINE CORPORATION
Pro Forma Combined Statement of Operations
For the Year Ended March 31, 2009 (unaudited)

On October 25, 2008, EFT BioTech Holdings, Inc. (the "Company"), through its wholly owned subsidiary, acquired 48.81% of the capital stock of Excalibur International Marine Corporation for $19,193,000. The remaining 51.19% equity interest is held by Taiwan residents.

The following pro forma statements of operations assume the Company had acquired its interest in Excalibur on April 1, 2008.

                                  EFT Biotech (1)    Pro Forma        Pro Forma
                                  March 31, 2009    Adjustments       Combined
                                  ---------------   -----------       ---------

Sales                              $ 12,846,809    $               $ 12,846,809
Shipping Charge                       5,657,625                       5,657,625
                                   -------------   -------------   -------------
Gross Profit (Loss)                  18,504,434                      18,504,434
                                   -------------   -------------   -------------

Cost of goods sold                    5,780,447                       5,780,447
Shipping cost                         2,204,502                       2,204,502
                                   -------------   -------------   -------------
Total operating expenses              7,984,949                       7,984,949
                                   -------------   -------------   -------------

Gross Profit                         10,519,485                      10,519,485
                                   -------------   -------------   -------------

Selling, general and
administrative expenses               8,929,162                       8,929,162
                                   -------------   -------------   -------------
Net operating income                  1,590,323                       1,590,323
                                   -------------   -------------   -------------
Other income(Expenses)                                                        -

Interest income (expense)             1,246,433                       1,246,433

Subsidiary loss on
equity method investment             (2,063,686)        390,171 (2)  (1,673,515)

Foreign exchange gain(loss)             723,357                         723,357
Other, net                              634,635                         634,635
                                   -------------   -------------   -------------
Total other income                      540,739                         930,910

Net income before income taxes        2,131,062                       2,521,233

Income tax expense(benefit)               2,400                           2,400

Net income (loss)                     2,128,662                       2,518,833
                                   -------------   -------------   -------------
Earnings per share basic
 and diluted                       $       0.03                    $       0.03
                                   =============                   =============

Weighted average common
shares outstanding
  Basic and diluted                  66,637,448                   70,265,284 (3)
                                   =============                   =============

(1) Source: Audited consolidated financial statements of the Company for the year ended March 31, 2009 as filed in its Report on Form 10-K.

(2) During the twelve months ended December 31, 2008, Excalibur had a loss of $(3,428,632). The adjustment to "Subsidiary Loss on Equity Method Investment" reflects the Company's 48.81% share of Excalibur's loss for the twelve months ended December 31, 2008 [$(3,428,632) x 48.81% =
     $(1,673,515)].

(3) Pro forma weighted average number of shares was calculated using the assumption that the amount received from 5,579,360 shares sold in a private offering during the Company's year ended March 31, 2009 (at a price, net of offering costs, of $3.44 per share), were used to acquire Excalibur and were therefore outstanding on April 1, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 9, 2010                      EFT BIOTECH HOLDINGS, INC.



                                          By:  /s/ Jack Jie Qin
                                               --------------------------------
                                               Jack Jie Qin, President